                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 18, 1999

                             Internet America, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Texas                     000-25147                 86-0778979
            -----                     ---------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


   One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas 75201
   --------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (214) 861-2500

         Reference is made to the Current Report on Form 8-K (the "Form 8-K") filed by Internet America, Inc. on March 1, 1999. The Form 8-K is hereby amended and restated in its entirety as follows:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 18, 1999, Internet America, Inc., a Texas corporation (the "Company"), acquired all the issued and outstanding membership interests of CyberRamp, L.L.C., a Texas limited liability company ("CyberRamp"), in exchange for 365,725 shares of common stock of the Company. As a result of the purchase, the Company became the indirect holder of all assets and personal property of CyberRamp. Those assets include approximately 14,000 individual and corporate internet access accounts and the computer equipment used to service those accounts. The Company intends to continue to use these assets to provide internet access to customers. The acquisition was effected pursuant to a Securities Purchase Agreement dated February 18, 1999, by and among the members of CyberRamp (the "Members") and the Company. The acquisition will be accounted for as a pooling of interests.

         To the best knowledge of the Company, at the time of the acquisition there was no material relationship between (i) CyberRamp and the Members on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other hand.

         The consideration paid by the Company to CyberRamp was 365,725 shares of common stock, par value $.01 per share, of the Company. The acquisition consideration was determined by arms-length negotiations between the parties to the Securities Purchase Agreement.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

                                                                                                            PAGE
                                                                                                            ----
         (i)      Independent Auditors' Report                                                              F-1

         (ii)     Balance Sheets as of December 31, 1997 and 1998                                           F-2

         (iii)    Statements of Operations for the years ended December 31, 1997 and 1998                   F-3

         (iv)     Statements of Members' Deficit for the years ended December 31, 1997 and 1998             F-4

         (v)      Statements of Cash Flows for the years ended December 31, 1997 and 1998                   F-5

         (vi)     Notes to Financial Statements                                                             F-6

(b)      Proforma financial information (unaudited).

                                                                                                            PAGE
                                                                                                            ----
         (i)      Pro Forma Balance Sheet at December 31, 1998                                              P-1

         (ii)     Pro Forma Statement of Operations for the year ended June 30, 1997                        P-2

         (iii)    Pro Forma Statement of Operations for the year ended June 30, 1998                        P-3

         (iv)     Pro Forma Statement of Operations for the six months ended December 31, 1998              P-4

         (v)      Notes to Pro Forma Financial Statements                                                   P-5

(c)      Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                                     Description
-----------                                     -----------
2.1               Securities Purchase Agreement, dated February 18, 1999, among Internet America Inc., CyberRamp,
                  L.L.C. and the members of CyberRamp, L.L.C. (1)

23.1              Consent of Deloitte & Touche LLP. (2)

99.1              Press Release of Internet America, Inc. dated February 18, 1999. (1)

--------------------

(1)      Previously filed as an Exhibit to the Form 8-K on March 1, 1999.

(2)      Filed herewith.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Members of CyberRamp, L.L.C.

We have audited the accompanying balance sheets of CyberRamp, L.L.C. (the "Company") as of December 31, 1997 and 1998, and the related statements of operations, members' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1997 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/  DELOITTE & TOUCHE LLP

Dallas, Texas
April 30, 1999

CYBERRAMP, L.L.C.
BALANCE SHEETS
As of December 31, 1997 and 1998
--------------------------------------------------------------------------------

                                                  DECEMBER 31,
                                           ----------------------------
ASSETS                                         1997             1998
                                           -----------      -----------
CURRENT ASSETS:
   Cash and cash equivalents               $    46,221      $    72,185
PROPERTY AND EQUIPMENT - Net                   450,957          278,464
                                           -----------      -----------
TOTAL                                      $   497,178      $   350,649
                                           ===========      ===========
LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES:
   Trade accounts payable                  $   123,943      $   207,157
   Accrued liabilities                         112,145          196,352
   Deferred revenue                            921,715        1,635,362
   Notes payable                               168,254          272,328
                                           -----------      -----------
           Total current liabilities         1,326,057        2,311,199

NOTES PAYABLE, net of current portion          229,528          297,162
                                           -----------      -----------
           Total liabilities                 1,555,585        2,608,361

COMMITMENTS AND CONTINGENCIES (Note 4)

MEMBERS' DEFICIT:
   Members' interest                           585,000          849,784
   Accumulated deficit                      (1,643,407)      (3,107,496)
                                           -----------      -----------
            Total members' deficit          (1,058,407)      (2,257,712)
                                           -----------      -----------
TOTAL                                      $   497,178      $   350,649
                                           ===========      ===========

See notes to financial statements.

CYBERRAMP, L.L.C.
STATEMENTS OF OPERATIONS
For the Years Ended December 31, 1997 and 1998
--------------------------------------------------------------------------------

                                        YEARS ENDED DECEMBER 31,
                                     ----------------------------
                                         1997             1998
                                     -----------      -----------
REVENUES:
   Access                            $ 1,080,125      $ 1,905,392
   Business services                     485,273          856,046
                                     -----------      -----------
           Total                       1,565,398        2,761,438
                                     -----------      -----------
OPERATING COSTS AND EXPENSES:
   Connectivity and operations         1,012,648        2,382,629
   Sales and marketing                   275,118        1,019,643
   General and administrative            478,827          604,323
   Depreciation and amortization         134,706          171,741
                                     -----------      -----------
           Total                       1,901,299        4,178,336
                                     -----------      -----------

LOSS FROM OPERATIONS                    (335,901)      (1,416,898)

INTEREST EXPENSE                          15,387           47,191
                                     -----------      -----------
NET LOSS                             $  (351,288)     $(1,464,089)
                                     ===========      ===========

See notes to financial statements.

CYBERRAMP, L.L.C.
STATEMENTS OF MEMBERS' DEFICIT
For the years ended December 31, 1997 and 1998
--------------------------------------------------------------------------------

                                                                    TOTAL
                                  MEMBERS'      ACCUMULATED        MEMBERS'
                                 INTEREST        DEFICIT           DEFICIT
Balance, January 1, 1997       $   585,000     $(1,292,119)     $  (707,119)
Net loss                                --        (351,288)        (351,288)
                               -----------     -----------      -----------
Balance, December 31, 1997         585,000      (1,643,407)      (1,058,407)
Contributions from members         264,784              --          264,784
Net loss                                --      (1,464,089)      (1,464,089)
                               -----------     -----------      -----------
Balance December 31, 1998      $   849,784     $(3,107,496)     $(2,257,712)
                               ===========     ===========      ===========

See notes to financial statements.

CYBERRAMP, L.L.C.
STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 1997 and 1998
--------------------------------------------------------------------------------

                                                         YEARS ENDED DECEMBER 31,
                                                       ----------------------------
                                                           1997             1998
                                                       -----------      -----------
OPERATING ACTIVITIES:
   Net loss                                            $  (351,288)     $(1,464,089)
   Adjustments to reconcile net loss to net cash
      used in operating activities:
      Depreciation and amortization                        134,706          171,741
      Changes in operating assets and liabilities:
         Accounts receivable, net                           47,698               --
         Prepaid expenses and other current assets          27,948               --
         Accounts payable and accrued liabilities          187,151          180,186
         Deferred revenue                                 (282,236)         918,389
                                                       -----------      -----------
           Net cash used in operating activities          (236,021)        (193,773)
                                                       -----------      -----------
FINANCING ACTIVITIES:
   Proceeds from notes payable                             333,708          179,229
   Payments on notes payable                               (73,224)        (224,276)
   Proceeds from members' contributions                         --          264,784
                                                       -----------      -----------
      Net cash provided by financing activities            260,484          219,737
                                                       -----------      -----------
NET INCREASE IN CASH                                        24,463           25,964
CASH, BEGINNING OF PERIOD                                   21,758           46,221
                                                       -----------      -----------
CASH, END OF PERIOD                                    $    46,221      $    72,185
                                                       ===========      ===========
SUPPLEMENTAL INFORMATION:
   Cash paid for interest                              $    15,437      $    47,741
                                                       ===========      ===========

See notes to financial statements.

CYBERRAMP, L.L.C.
NOTES TO FINANCIAL STATEMENTS

1.   GENERAL INFORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     GENERAL - CyberRamp, L.L.C. (the "Company"), operates in the State of Texas as a provider of Internet access, serving both individual and corporate customers in the Dallas/Ft. Worth area. The Company initially consisted of three members, James G. Hazlewood, owning a 88.04% interest in the Company, John H. Jackson, owning a 5.98% interest in the Company and Richard D. Evans, owning a 5.98% in the Company. The Company was formed by cash contributions from Mr. Hazlewood, Mr. Jackson and Mr. Evans of $515,234, $35,000 and $35,000, respectively. Effective January 1, 1997, Mr. Hazlewood assigned a total of 7.18% (in equal percentages of 1.795%) to four additional members, reducing his ownership to 80.86%.

     As described more fully in note 6, on February 18, 1999, all of the issued and outstanding membership interests of the Company were sold to Internet America, Inc. ("Internet America"), a Texas Corporation.

     REVENUE RECOGNITION - The Company recognizes revenue as services are rendered. Services paid in advance or subject to refund are recorded as deferred revenue.

     FINANCIAL INSTRUMENTS - The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities approximate fair value because of the short maturity of these instruments. The fair values for debt and lease obligations, which have fixed interest rates, do not differ materially from their carrying values.

     CASH EQUIVALENTS - For the purpose of presentation of cash flows, cash equivalents consist of liquid investments with maturities of three months or less at date of purchase, and primarily consist of short-term investments in money market funds.

     PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, ranging from three to five years.

     LONG-LIVED ASSETS - On an annual basis, the Company reviews the values assigned to long-lived assets, such as property and equipment, to determine if any impairments are other than temporary. Provisions for asset impairments are based on discounted cash flow projections in accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," and such assets are written down to their estimated fair values.

     ADVERTISING EXPENSES - The Company accounts for advertising costs as expenses in the period in which they are incurred. Advertising expenses for the years ended December 31, 1997 and 1998 were $142,816 and $380,148, respectively.

     INCOME TAXES - Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the carrying amount of existing assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from these estimates.

     RECENT ACCOUNTING PRONOUNCEMENTS - In June 1998, Statement of Financial Accounting Standards No. 133 ("SFAS 133"), "Accounting for Derivative Instruments and Hedging Activities," was issued and is effective for fiscal years beginning after June 15, 1999. SFAS 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. The Company has not yet evaluated the impact on the Company's results of operations or financial position of adopting SFAS 133.

2.   PROPERTY AND EQUIPMENT

     Property and equipment consist of:


                                                               DECEMBER 31,
                                                       ------------------------
                                                          1997           1998
Data communications and office equipment               $ 808,749      $ 808,749
Furniture and fixtures                                    13,439         13,439
Computer software                                            752             --
                                                       ---------      ---------
                                                         822,940        822,188
Less accumulated depreciation and amortization          (371,983)      (543,724)
                                                       ---------      ---------
                                                       $ 450,957      $ 278,464
                                                       =========      =========

     Depreciation expense charged to operations was $34,706 and $171,741 for the years ended December 31, 1997 and 1998, respectively.

3.   NOTES PAYABLE

     Notes payable consist of:

                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                       1997           1998
Note payable to a third party maturing March 10, 1998
bearing interest at 1 percent per month on the unpaid
balance, with principal and interest due monthly                  $  45,000      $      --

Note payable in connection with equipment acquisitions,
due at varying dates from July 2000 to November 2001,
bearing interest at 7% and 8%, with principal and interest
due monthly                                                         320,165        461,190

Note payable in connection with equipment acquisitions,
due June 2000, bearing interest at 11%, with principal and
interest due monthly                                                     --         47,818

Note payable in connection with equipment acquisitions,
due October 2001, bearing interest at 12%, with principal
and interest due monthly                                                 --         40,712

Note payable in connection with equipment acquisitions,
due March 2000, bearing interest at 16%, with principal
and interest due monthly                                             32,617         19,770
                                                                  ---------      ---------
                                                                    397,782        569,490
Less current portion                                               (168,254)      (272,328)
                                                                  ---------      ---------
                                                                  $ 229,528      $ 297,162
                                                                  =========      =========

4.   COMMITMENTS AND CONTINGENCIES

     The Company leases certain of its facilities under two operating leases entered into in December 1998 and January 1999. Rental expense under these leases was $0 and $5,800 for the years ended December 31, 1997 and 1998, respectively. At December 31, 1998, future payments on operating leases were approximately as follows:



   1999                                       $ 82,965
   2000                                         83,580
   2001                                         72,880
   2002                                          1,215
   2003                                             --
                                              --------
                                              $240,640
                                              ========


5.   INCOME TAXES

     No provision for income taxes has been recognized for the year ended December 31, 1997 and 1998 as the Company has incurred net operating losses for income tax purposes. The Company has provided a valuation allowance for net deferred tax assets, as it is more likely than not that these assets will not be realized.

     Deferred tax assets and liabilities as of December 31, 1997 and 1998, consist of:


                                               DECEMBER 31,
                                        ------------------------
                                           1997           1998
Deferred tax assets:
   Net operating loss carryforwards     $  62,000      $  68,000
   Depreciation and amortization           54,000         69,000
                                        ---------      ---------
Total deferred tax assets                 116,000        137,000
Valuation allowance                      (116,000)      (137,000)
                                        ---------      ---------
Net deferred tax assets                 $      --      $      --
                                        =========      =========


     At December 31, 1998, the Company has net operating loss carryforwards of approximately $201,000 for federal income tax purposes.

     A reconciliation of the income tax provision computed at statutory tax rates to the income tax provision for the years ended December 31, 1997 and 1998 is as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                              1997       1998
Federal income tax benefit at statutory rate                   (34)%     (34) %
State tax benefit, net of federal benefit                       (3)%      (3) %
Adjustment due to deferred tax asset valuation allowance        37 %      37  %
                                                             -----     -----
         Total income tax provision                              0 %       0  %
                                                             =====     =====


6.   SUBSEQUENT EVENT

     On February 18, 1999, Internet America acquired all of the issued and outstanding membership interests of the Company in exchange for 365,725 shares of common stock of Internet America. The combination was accounted for as a pooling of interests.

                             INTERNET AMERICA, INC.
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (unaudited)


The following unaudited condensed pro forma balance sheet as of December 31, 1998 and the unaudited condensed pro forma statements of operations for the years ended June 30, 1997 and 1998 and the six months ended December 31, 1998 reflect the acquisitions of CompuNet, Inc. ("CompuNet") and CyberRamp, L.L.C. ("CyberRamp") by Internet America, Inc. (the "Company") as if the combination occurred at the beginning of the periods presented. The combinations have been accounted for as poolings of interests under the provisions of Accounting Principles Board Opinion No. 16, "Business Combinations."

The condensed pro forma statements of operations for the years ended June 30, 1997 and 1998 and the six months ended December 31, 1998 are based upon the historical financial statements of the Company for the years ended June 30, 1997 and 1998 and the six month period ended December 31, 1998, the historical financial statements of CompuNet for the period from October 10, 1996 (inception) to June 30, 1997 and the year ended June 30, 1998 and the six month period ended December 31, 1998, and the historical financial statements of CyberRamp for the years ended June 30, 1997 and 1998 and the six month period ended December 31, 1998.

The condensed pro forma financial statements are not necessarily indicative of the Company's results of operations that might have occurred had the acquisition been completed at the beginning of the periods presented, or indicative of the Company's consolidated financial position or results of operations for any future date or period.

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of CyberRamp included elsewhere in this document and the financial statements of Internet America, Inc. and CompuNet referred to above.

                             INTERNET AMERICA, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                                DECEMBER 31, 1998
                                   (unaudited)

                                                                                                 PRO FORMA
                                                              HISTORICAL                        ADJUSTMENTS          PRO FORMA
                                               -------------------------------------------     --------------      -------------
                                                 INTERNET      COMPUNET,       CYBERRAMP,                            INTERNET
                                               AMERICA, INC.      INC.           L.L.C.                            AMERICA, INC.
                                               ------------  -------------   -------------                         -------------
                    ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                    $ 17,761,993  $      6,247    $      72,185                         $  17,840,425
  Trade receivables, net                            267,716        77,602                -                               345,318
  Prepaid expenses and other current assets         134,976         1,496                -                               136,472
                                               ------------  ------------    -------------                         -------------
   Total current assets                          18,164,685        85,345           72,185                            18,322,215

PROPERTY AND EQUIPMENT, net                       1,463,835       158,907          278,464                             1,901,206

OTHER ASSETS, net                                   427,375       121,868                -                               549,243
                                               ------------  ------------    -------------                         -------------

                                               $ 20,055,895  $    366,120    $     350,649                         $  20,772,664
                                               ============  ============    =============                         =============


LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Trade accounts payable                       $  1,051,995  $    273,423    $     207,157                         $   1,532,575
  Accrued liabilities                               655,346       161,778          196,352                             1,013,476
  Deferred revenue                                1,927,789       273,079        1,635,362                             3,836,230
  Current maturities of long-term debt                    -        70,255                -                                70,255
  Current maturities of capital lease
   obligations                                      106,395        35,833          272,328                               414,556
  Notes payable to related parties                        -       311,186                -         (311,186)(2)                -
                                               ------------  ------------    -------------                         -------------
   Total current liabilities                      3,741,525     1,125,554        2,311,199                             6,867,092

CAPITAL LEASE OBLIGATIONS, net of current
   portion                                                -       102,246          297,162                               399,408

LONG-TERM DEBT, net of current portion                    -       559,505                -                               559,505
                                               ------------  ------------    -------------                         -------------
   Total liabilities                              3,741,525     1,787,305        2,608,361                             7,826,005
                                               ------------  ------------    -------------                         -------------

SHAREHOLDERS' EQUITY (DEFICIT):
  Common stock                                       62,860             -                -            3,826 (1)           66,686
  Additional paid-in capital                     22,697,916        83,000                -          307,360 (2)       23,088,276
  Members' interest                                       -             -          849,784         (849,784)(1)                -
  Accumulated deficit                            (6,446,406)   (1,504,185)      (3,107,496)         849,784 (1)      (10,208,303)
                                               ------------  ------------    -------------                         -------------
   Total shareholders' equity (deficit)          16,314,370    (1,421,185)      (2,257,712)                           12,946,659
                                               ------------  ------------    -------------                         -------------

                                               $ 20,055,895  $    366,120    $     350,649                         $  20,772,664
                                               ============  ============    =============                         =============

                             INTERNET AMERICA, INC.
                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                            YEAR ENDED JUNE 30, 1997
                                   (Unaudited)


                                                              HISTORICAL                         PRO FORMA
                                         --------------------------------------------------    --------------
                                            INTERNET          COMPUNET,         CYBERRAMP,       INTERNET
                                          AMERICA, INC.         INC.              L.L.C.        AMERICA, INC.
                                         --------------    --------------    --------------    --------------
REVENUES:
       Access                            $    8,177,300    $      643,440    $      784,449    $    9,605,189
       Business services                      1,044,689              --             404,111         1,448,800
       Other                                    248,933              --                --             248,933
                                         --------------    --------------    --------------    --------------
           Total                              9,470,922           643,440         1,188,560        11,302,922
                                         --------------    --------------    --------------    --------------

OPERATING COSTS AND EXPENSES:
       Connectivity and operations            6,185,100           412,649           718,577         7,316,326
       Sales and marketing                    1,912,265            67,288           201,827         2,181,380
       General and administrative             2,747,225           143,114           391,323         3,281,662
       Depreciation and amortization          1,618,089            44,352           137,403         1,799,844
       Impairment of equipment                  350,787           264,184              --             614,971
                                         --------------    --------------    --------------    --------------
           Total                             12,813,466           931,587         1,449,130        15,194,183
                                         --------------    --------------    --------------    --------------

OPERATING LOSS                               (3,342,544)         (288,147)         (260,570)       (3,891,261)
INTEREST EXPENSE, NET                           480,985            28,658             7,694           517,337
                                         --------------    --------------    --------------    --------------


NET LOSS                                 $   (3,823,529)   $     (316,805)   $     (268,264)   $   (4,408,598)
                                         ==============    ==============    ==============    ==============

NET LOSS PER COMMON SHARE:

       BASIC                             $        (1.12)                                       $        (1.16)
                                         ==============                                        ==============

       DILUTED                           $        (1.12)                                       $        (1.16)
                                         ==============                                        ==============

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING:

       BASIC                                  3,417,808            16,910           365,725         3,800,443 (1)

       DILUTED                                3,417,808            16,910           365,725         3,800,443 (1)

                             INTERNET AMERICA, INC.
                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                            YEAR ENDED JUNE 30, 1998
                                   (Unaudited)


                                                                                                 PRO FORMA
                                                            HISTORICAL                          ADJUSTMENTS         PRO FORMA
                                       ---------------------------------------------------    ----------------  ----------------
                                          INTERNET           COMPUNET,       CYBERRAMP,                             INTERNET
                                         AMERICA, INC.          INC.           L.L.C.                             AMERICA, INC.
                                       ----------------   ---------------  ---------------                      ----------------
REVENUES:
       Access                          $      9,565,815   $     1,271,534  $     1,492,759                      $     12,330,108
       Business services                      1,036,145                 -          670,660                             1,706,805
       Other                                     41,312                 -                -                                41,312
                                       ----------------   ---------------  ---------------                      ----------------
           Total                             10,643,272         1,271,534        2,163,419                            14,078,225
                                       ----------------   ---------------  ---------------                      ----------------


OPERATING COSTS AND EXPENSES:
       Connectivity and operations            4,508,781         1,181,399        1,697,639                             7,387,819
       Sales and marketing                    1,140,279           107,520          647,381                             1,895,180
       General and administrative             1,919,325           536,917          541,575                             2,997,817
       Depreciation and amortization          1,473,779           112,298          153,224                             1,739,301
                                       ----------------   ---------------  ---------------                      ----------------
           Total                              9,042,164         1,938,134        3,039,819                            14,020,117
                                       ----------------   ---------------  ---------------                      ----------------

OPERATING INCOME (LOSS)                       1,601,108          (666,600)        (876,400)                               58,108
INTEREST EXPENSE, NET                           571,106            67,640           31,289        (20,539)(2)            649,496
                                       ----------------   ---------------  ---------------                      ----------------

INCOME (LOSS) BEFORE INCOME TAX               1,030,002          (734,240)        (907,689)                             (591,388)
INCOME TAX EXPENSE                               24,000                 -                -                                24,000
                                       ----------------   ---------------  ---------------                      ----------------

NET INCOME (LOSS)                      $      1,006,002   $      (734,240) $      (907,689)                     $       (615,388)
                                       ================   ===============  ===============                      ================

NET INCOME (LOSS) PER COMMON SHARE:

       BASIC                           $           0.28                                                         $          (0.16)
                                       ================                                                         ================

       DILUTED                         $           0.21                                                         $          (0.16)
                                       ================                                                         ================

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING:

       BASIC                                  3,532,221            16,910          365,725                             3,914,856

       DILUTED                                4,783,319                                                                3,914,856

                             INTERNET AMERICA, INC.
                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                       SIX MONTHS ENDED DECEMBER 31, 1998
                                   (Unaudited)

                                                                                                      PRO FORMA
                                                                 HISTORICAL                          ADJUSTMENTS       PRO FORMA
                                             --------------------------------------------------    --------------    -------------
                                                 INTERNET          COMPUNET,      CYBERRAMP,                           INTERNET
                                               AMERICA, INC.         INC.            L.L.C.                          AMERICA, INC.
                                             ----------------   --------------   --------------                      -------------
REVENUES:
       Access                                $      5,791,434   $      558,539   $    1,002,838                      $   7,352,811
       Business services                              531,546                -          450,551                            982,097
       Other                                           44,841                -                -                             44,841
                                             ----------------   --------------   --------------                      -------------
           Total                                    6,367,821          558,539        1,453,389                          8,379,749
                                             ----------------   --------------   --------------                      -------------

OPERATING COSTS AND EXPENSES:
       Connectivity and operations                  2,522,972          545,277        1,254,015                          4,322,264
       Sales and marketing                          1,546,432           10,016          536,654                          2,093,102
       General and administrative                   1,217,860          231,198          318,065                          1,767,123
       Depreciation and amortization                  787,970           99,275           90,390                            977,635
                                             ----------------   --------------   --------------                      -------------
           Total                                    6,075,234          885,766        2,199,124                          9,160,124
                                             ----------------   --------------   --------------                      -------------

OPERATING INCOME (LOSS)                               292,587         (327,227)        (745,735)                          (780,375)
INTEREST EXPENSE, NET                                 105,768           40,309           24,837        (10,270)(2)         160,644
                                             ----------------   --------------   --------------                      -------------

INCOME (LOSS) BEFORE INCOME TAX                       186,819         (367,536)        (770,572)                          (941,019)
INCOME TAX EXPENSE                                     10,000                -                -                            (10,000)
                                             ----------------   --------------   --------------                      -------------

NET INCOME (LOSS)                            $        176,819   $     (367,536)  $     (770,572)                     $    (951,019)
                                             ================   ==============   ==============                      =============

NET INCOME (LOSS) PER COMMON SHARE:

       BASIC                                 $           0.05                                                        $       (0.22)
                                             ================                                                        =============

       DILUTED                               $           0.03                                                        $       (0.22)
                                             ================                                                        =============

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING:

       BASIC                                        3,878,305          16,910           365,725                          4,260,940

       DILUTED                                      5,848,830                                                            4,260,940

                             INTERNET AMERICA, INC.
                NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS




(1) Reflects the exchange of 16,910 shares of common stock of Internet America, Inc. for the net assets of CompuNet and the exchange of 365,725 shares of common stock of Internet America, Inc. for the outstanding membership interests of CyberRamp. The combinations were accounted for as poolings of interests.

(2) Notes payable to related parties were not assumed by Internet America, Inc. as part of the CompuNet combination. Adjustment reflects the decrease in notes payable as a contribution of capital and the decrease in interest expense related to the notes payable to related parties.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERNET AMERICA, INC.


Date: May 5, 1999                     By:/s/ Michael T. Maples
                                         -------------------------------------
                                             Michael T. Maples,
                                             President and Chief Executive
                                             Officer

                                INDEX TO EXHIBITS



         Exhibit
         Number            Description of Exhibit
         -------           ----------------------
         2.1               Securities Purchase Agreement, dated February 18,
                           1999, among Internet America Inc., CyberRamp, L.L.C.,
                           and the members of CyberRamp. (1)

         23.1              Consent of Deloitte & Touche LLP. (2)

         99.1              Press Release of Internet America, Inc. dated
                           February 18, 1999. (1)



--------------------

(1) Previously filed as an Exhibit to the Form 8-K on March 1, 1999.

(2) Filed herewith.